UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 28, 2016

THE PROCTER & GAMBLE COMPANY

(Exact Name of Registrant as Specified in Charter)

Ohio	1-434	31-0411980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 983-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 28, 2016, The Procter & Gamble Company (“P&G”) issued a press release announcing the final exchange ratio for its exchange offer in connection with the separation of its global fine fragrances, salon professional, cosmetics and retail hair color businesses, along with select hair styling brands (collectively, “P&G Specialty Beauty Brands”). The exchange offer represents the next step in the proposed tax-efficient Reverse Morris Trust transaction with Coty Inc. (“Coty”) announced on July 8, 2015. In the proposed transaction, P&G will transfer the assets and liabilities of P&G Specialty Beauty Brands, other than specified excluded brands, to Galleria Co., a wholly owned subsidiary of P&G created to facilitate the transaction. Following completion of the exchange offer, Galleria Co. will merge with a subsidiary of Coty and become a wholly owned subsidiary of Coty.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is being filed with this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press Release by The Procter & Gamble Company dated September 28, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

By:	/s/ Susan S. Whaley
Susan S. Whaley
Assistant Secretary

September 28, 2016

Exhibit Index

Exhibit Number	Document

99.1	Press Release by The Procter & Gamble Company dated September 28, 2016.

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